SELLERS & ANDERSEN,  LLC                          941 East 3300 South, Suite 202
------------------------                              Salt Lake City, Utah 84106
Certified Public Accountants and Business Consultants


                                                          Telephone 801 486-0096


Fax 801 486-0098







March 3, 2004

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4 of Form 8-K dated March 3, 2004, of Primary Business Systems, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.


Sincerely,


/s/ Sellers & Andersen, LLC
---------------------------
    Sellers & Andersen, LLC